UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 28, 2017

SEMLER SCIENTIFIC, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36305	26-1367393
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2330 NW Everett St. Portland, Oregon	97210
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (877) 774-4211

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 28, 2017, solely in order to provide for an equal apportionment of the members of the Board of Directors (the “Board”) of Semler Scientific, Inc. (the “Company”) among the three classes of the Company’s classified Board, Arthur “Abbie” Leibowitz, M.D., F.A.A.P., age 70 , resigned from the Board as a Class I director, such resignation to be effective at the Company’s 2017 Annual Meeting of Stockholders and, upon the recommendation of the Nominating Committee of the Board, was immediately nominated for re-election by the Nominating Committee and the Board to sit for re-election as a Class II director at the Company’s 2017 Annual Meeting of Stockholders. Dr. Leibowitz’s resignation effective as of the 2017 Annual Meeting of Stockholders and nomination for re-election as a Class II Director at such meeting was effected solely to provide for equal allocation of the directors among the classes of the Board. For all other purposes, Dr. Leibowitz’s service on the Board is deemed to have continued uninterrupted.

In addition, on September 1, 2017, the Board, upon a recommendation of the Nominating Committee approved a reduction in the size of Class I, effective upon 2017 Annual Meeting of Stockholders, from two members to one, and of the size of the Board from four to three members, effective upon the 2017 Annual Meeting of Stockholders.

Further, on August 28, 2017, the Compensation Committee of the Board, as ratified by the full Board on September 1, 2017, approved an amendment of the outstanding option awards granted to its co-founder and Chairman of the Board, Herbert J. Semler, J.S., M.D., F.A.C.P, F.A.C.C., F.S.C.A.I., F.A.H.A., age 89, effective upon the end of his current term as a Class II Director of the Company. As amended, following the expiration of his current term as a Class II Director of the Company at the Company’s 2017 Annual Meeting of Stockholders, Dr. Semler’s outstanding option awards will become fully vested, and Dr. Semler will continue to have the full term of all his then outstanding option awards to exercise such awards, rather than 90 days, notwithstanding the end of his service as a Director.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEMLER SCIENTIFIC, INC.

	By:	/s/Douglas Murphy-Chutorian
Name: Douglas Murphy-Chutorian
Title: Chief Executive Officer

Date: September 1, 2017